EXHIBIT 1


                                                                DRAFT OF 5/28/98

                        INTEGRATED HEALTH SERVICES, INC.

                 6% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2003

                                STANDBY AGREEMENT

                                                             New York, New York
                                                             May 29, 1998

Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  Integrated Health Services, Inc., a Delaware corporation (the "Company"), intends to call for redemption on June 29, 1998 (the "Redemption Date") all of its 6% Convertible Subordinated Debentures due 2003 (the "Debentures") at a total redemption price of $1,059.83 per $1,000 principal amount of Debentures (which amount includes accrued interest to the date of redemption and the required redemption premium) (the "Redemption Price"). The Debentures are convertible into shares of the Common Stock, $.001 par value, of the Company ("Common Stock"), at any time prior to the close of business (5:00 P.M., New York City time) on the Redemption Date.

                  In order to ensure that the Company will have available sufficient funds to redeem any Debentures not converted prior to or on the Redemption Date, the Company desires to make arrangements pursuant to which Smith Barney Inc. (the "Purchaser") will, following the Redemption Date, purchase shares of Common Stock that would have been issuable upon the conversion of the Debentures that have not been surrendered for conversion prior to 5:00 P.M., New York City time, on the Redemption Date.

                  Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.

                  1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to, and agrees with, the Purchaser as set forth below in this Section 1.

                     (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (file number 333- ) on Form S-3, including a related preliminary prospectus, for the registration under the Act of the issuance by the Company of the shares of Common Stock issuable upon conversion of Debentures and the sale by the Purchaser of any shares of Common Stock that may be acquired by it hereunder. The Company may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: either
         (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement, including the form of final prospectus or (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rule 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information required by the Act and the rules thereunder to be included in such registration statement and the Prospectus; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished herein or in writing to the Company by or on behalf of the Purchaser specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto). As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all such required material information, and, except to the extent the Purchaser shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond those contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

                     (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and, on the Redemption Date and on the Closing Date (as defined herein), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will

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
         not, and on the date of any filing pursuant to Rule 424(b), on the Redemption Date and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished herein or in writing to the Company by or on behalf of the Purchaser specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

                     (c) The Debentures are convertible into Common Stock at a conversion price of $32.125 per $1,000 principal amount of Debentures. At the Execution Time, there was outstanding $115,000,000 aggregate principal amount of Debentures. The redemption of all the outstanding Debentures has been duly authorized by the Company. By the close of business on the Business Day following the date of execution hereof, all of the Debentures will have been duly called for redemption in accordance with the terms of that certain Indenture dated as of December 1, 1992 between the Company and The Bank of New York (as successor to Signet Trust Company) (the "Indenture"); and the right to convert the Debentures into shares of Common Stock will, as a result of such calls, expire at 5:00 P.M., New York City time, on the Redemption Date. Copies of the form of notice of redemption and the related letter of transmittal (collectively, the "Notice of Redemption") with respect to the Debentures have been heretofore delivered to you by the Company. The Debentures have been duly and validly authorized and issued and constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable in accordance with their terms except as enforcement thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                     (d) The Company has neither taken nor will take, directly or indirectly, any action designed to cause or result in, or that has constituted or that might be reasonably expected to cause or result in, stabilization or manipulation of the price of any security of the Company to facilitate the conversion of the Debentures (provided that the Company does not make any representation as to any actions that may be taken by the Purchaser); and the Company has not distributed and will not distribute any prospectus or other offering material in connection with the issue and sale of the Securities (as defined herein) other than the Registration Statement, any preliminary prospectus filed with the Commission or the Prospectus or other material permitted by the Act.

                     (e) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect; and


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         no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

                     (f) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition (financial or other), business, business prospects, properties, net worth or results of operations of the Company and its Subsidiaries (as defined herein) taken as a whole (a "Material Adverse Effect"), and (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries taken as a whole.

                     (g) This Agreement has been duly authorized, executed and delivered by the Company.

                     (h) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or, except as set forth in the Prospectus, similar rights and were issued and sold in compliance with all applicable federal and state securities laws; and the authorized capital stock of the Company conforms in all material respects to the description thereof in the Prospectus.

                     (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a Material Adverse Effect.

         (j) All the Company's  subsidiaries (as defined in the Act) included in
         Exhibit 21 to the Company's Annual Report on Form 10-K for the year ended December 31, 1997, other than those indicated as inactive in such
         Exhibit 21, are referred to herein individually as a "Subsidiary" and collectively as the "Subsidiaries." Each Subsidiary is a corporation or limited partnership duly organized, validly existing and in good standing in the jurisdiction of its organization, with full corporate or partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or be in good standing does not have a Material Adverse Effect. None of the subsidiaries of the Company other than the Subsidiaries is engaged in any business activities or operations or has any material

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

          assets or liabilities. All the outstanding shares of capital stock of each of the Subsidiaries which is a corporation have been duly authorized and validly issued, are fully paid and nonassessable, and are wholly owned by the Company directly or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance, except as described in the Prospectus and except for the shares of capital stock of certain Subsidiaries pledged to Citibank, N.A., as administrative agent ("Citibank"), in connection with the Company's Revolving Credit and Term Loan Agreement dated as of September 15, 1997, as amended, with Citibank and the lenders from time to time party thereto (the "Credit Agreement") and/or to Meditrust Mortgage Investments, Inc. and/or any of its affiliates (collectively, "Meditrust"). Each limited partnership agreement pursuant to which the Company or a Subsidiary holds a general partnership interest in a limited partnership which is a Subsidiary is in full force and effect and constitutes the legal, valid and binding agreement of the parties thereto, enforceable against such parties in accordance with the terms thereof, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; and there has been no material breach of or default under, and no event which with notice or lapse of time would constitute a material breach of or default under, such agreements by the Company or any Subsidiary or, to the Company's best knowledge, any other party to such agreements.

                     (k) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or to which any of their respective properties, is subject, that are not disclosed in the Prospectus and which, if adversely decided, are reasonably likely to cause a Material Adverse Effect or materially affect the consummation of the transactions contemplated hereby. There are no material agreements, contracts, indentures, leases or other instruments that are not described in the Prospectus or that are required to be filed as an exhibit to the Registration Statement or any document incorporated by reference therein that are not so filed. Neither the Company nor any Subsidiary is involved in any strike, job action or labor dispute with any group of employees, and, to the Company's knowledge, no such action or dispute is threatened, which is reasonably likely to have a Material Adverse Effect.

                     (l) Neither the Company nor any of the  Subsidiaries is (i)
         in violation of its certificate or articles of incorporation or by-laws or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, except where any such violation or violations in the aggregate would not have a Material Adverse Effect or (ii) in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other

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         evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except as may be disclosed in the Prospectus.

                     (m) None of the call of the Debentures for redemption, the conversion or redemption thereof, the issue and sale of the Securities, the execution, delivery and performance by the Company of this Agreement or the consummation by the Company of the transactions contemplated herein and compliance by the Company with its obligations hereunder (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Securities under the Act, the listing of the Purchased Securities on the New York Stock Exchange and compliance with the securities or Blue Sky laws of various jurisdictions, all of which have been or will be effected in accordance with this Agreement), (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws or other organizational documents of the Company or any of its Subsidiaries,
         (iii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of its Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except for such conflicts, breaches or defaults which would not, individually or in the aggregate, have a Material Adverse Effect,
         (iv) violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Company or any of its Subsidiaries, except for such violations which would not, individually or in the aggregate, have a Material Adverse Effect, or (v) will result in the creation or imposition of any lien, adverse claim, security interest, equity or other encumbrance (each a "Lien") upon any property or assets of the Company or any of its Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject, except for such Liens which would not, individually or in the aggregate, have a Material Adverse Effect.

                     (n) The accountants, KPMG Peat Marwick LLP, Deloitte & Touche LLP and Arthur Andersen LLP, who have certified or shall certify the financial statements incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto), are independent certified public accountants as required by the Act.

                           (o) The historical financial statements, together with the related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), comply as to form with the requirements of the Act and present fairly in all material respects the consolidated financial position, results of operations and changes in stockholders' equity and



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         cash flows of each of the Company and its Subsidiaries,  First American
         Health Care of Georgia,  Inc.  ("First  American"),  Community  Care of
         America, Inc. ("CCA"), RoTech Medical Corporation ("RoTech") and the selected facilities operated by Horizon/CMS Healthcare Corporation ("Horizon/CMS") to be sold to Integrated Health Services, Inc. on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related  schedules  and notes have been  prepared  in  accordance  with
         generally   accepted   accounting   principles   consistently   applied
         throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is accurately presented and, to the extent such information and data is derived from the financial books and records of the Company and its Subsidiaries, First American, CCA, RoTech or Horizon/CMS, as the case may be, is prepared on a basis consistent with such financial statements and books and records. The pro forma financial statements and other pro forma financial information included or incorporated by reference in the Registration Statement have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial information and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are, in the Company's opinion, reasonable.

                     (p) Each of the Company and the Subsidiaries has good and marketable title to all property (real and personal) described in the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Prospectus or in a document incorporated by reference therein, and all the property described in the Prospectus as being held under lease by each of the Company and the Subsidiaries is held by it under valid, subsisting and enforceable leases, with only such exceptions as in the aggregate are not materially burdensome and do not interfere in any material respect with the conduct of the business of the Company and the Subsidiaries taken as a whole.

                     (q) Each of the Company and the Subsidiaries and, to the Company's knowledge, the owners of the facilities and other businesses managed by the Company or any Subsidiary have such permits, licenses, franchises, certificates and other approvals or authorizations of governmental or regulatory authorities ("Permits") as are necessary under applicable law to own their respective properties and to conduct their respective business in the manner described in the Prospectus (including, without limitation, such Permits as are required under such federal, state and other health care laws, and under such HMO or similar licensure laws and such insurance laws and regulations, as are applicable thereto), and with respect to those facilities and other businesses that participate in Medicare and/or Medicaid, to receive reimbursement under Medicare and Medicaid, subject in each case to such qualifications as may be set forth in the Prospectus and except to the extent that the failure to have such Permits would not have a Material Adverse Effect; the Company and each of the



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         Subsidiaries  have fulfilled and performed in all material respects all their respective material obligations with respect to the Permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualifications as may be set forth in the Prospectus and except to the extent that any such revocation or termination would not have a Material Adverse Effect; and, except as
         described  in  the  Prospectus,   none  of  the  Permits  contains  any
         restriction that is materially burdensome to the Company or any of the Subsidiaries.

                     (r) The business practices of the Company and each of its Subsidiaries do not violate in any material respect any applicable provisions of federal or state law governing Medicare or any state Medicaid program, including without limitation, Sections 1320a-7a and 1320a-7b of Title 42 of the United States Code, and no individual with an ownership or control interest, as defined in 42 U.S.C. ss.1320a-3(a)(3), in the Company or any of its Subsidiaries, or who is an officer, director, or managing employee, as defined in 42 U.S.C. ss.1320a-5(b), of the Company or any of its Subsidiaries is a person described in 42 U.S.C. ss.1320a-7(b)(8)(B), and the Company's and each of its Subsidiaries' business practices do not violate in any material respect any applicable provisions of federal or state law regarding physician ownership of, or financial relationship with, or referral to entities providing health care related goods or services, or laws requiring disclosure of financial interests held by physicians in entities to which they may refer patients for the provision of health care related goods or services.

                     (s) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                     (t) Neither the Company nor any of the Subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which violation would have a Material Adverse Effect.

                     (u) Except as disclosed in the Prospectus,  the Company and each of the Subsidiaries have filed all tax returns required to be filed, which returns are true and correct in all material respects, and neither the Company nor any Subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, except where the

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

         failure to file such returns and make such payments would not have a Material Adverse Effect.

                     (v) The Company and the Subsidiaries own or possess all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights (collectively, "Intellectual Property") described in the Prospectus as being owned by any of them or necessary for the conduct of their respective businesses, except where the failure to own or possess any such Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to any Intellectual Property, except for any such claims or challenges as would not, individually or in the aggregate, have a Material Adverse Effect.

                     (w) The Company is not and, upon consummation of the transactions contemplated hereby, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                     (x) The documents incorporated by reference in the Registration Statement and the Prospectus and heretofore filed were filed in a timely manner and, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects to the requirements of the Exchange Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents incorporated by reference in the Registration Statement and the Prospectus will, when so filed, be filed in a timely manner and conform in all material respects to the requirements of the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                     (y) Except as disclosed in the  Prospectus  or as could not be reasonably expected to materially and adversely affect consummation of the transactions contemplated by this Agreement, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement. Except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and, except in connection with acquisitions of healthcare facilities or businesses disclosed in the Prospectus, there are no commitments, plans or arrangements to issue, any shares of Common Stock of the Company or any security convertible into or exchangeable or exerciseable for Common Stock of the Company.

                     (z) The Company has received the consent of the lenders party to the Credit Agreement in connection with the consummation of the transactions contemplated hereby, a copy of which has been previously furnished to the Purchaser.

                  2. Purchase and Conversion of Debentures. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth:

                     (a) The Purchaser agrees to surrender for conversion into Common Stock at or prior to 5:00 P.M., New York City time, on the Redemption Date all Debentures then held by the Purchaser and purchased by the Purchaser pursuant to Section 4 hereof or otherwise acquired by the Purchaser. The shares of Common Stock issued to the Purchaser upon the conversion of Debentures are herein referred to as the "Conversion Securities."

                     (b) If any Debentures have not been surrendered for conversion prior to 5:00 P.M., New York City time, on the Redemption Date, at the option of the Company, exercisable by giving notice in writing to the Purchaser not later than 8:00 P.M., New York City time, on the Redemption Date, the Company shall sell to the Purchaser, and the Purchaser shall purchase from the Company, at a purchase price of $34.05 per share of Common Stock that would have been issuable upon conversion of Debentures not surrendered for conversion, such number of shares of Common Stock as shall be specified in such notice (but, in each case, not in excess of such number of shares of Common Stock as would have been issuable upon the conversion of all Debentures not surrendered for conversion). The shares of Common Stock to be purchased pursuant to this Section 2(b) are herein referred to as the "Purchased Securities" and, together with the Conversion Securities, the "Securities."

                     (c) It is understood that the Purchaser intends to resell the Securities from time to time at prices prevailing in the open market. On or prior to the fifteenth day after the Redemption Date, the Purchaser shall remit to the Company 50% of the excess, if any, of (i) the aggregate proceeds received by the Purchaser from the sale of Purchased Securities (net of selling concessions, transfer taxes and other expenses of sale) over (ii) an amount equal to the average cost to the Purchaser of purchasing the Purchased Securities pursuant to paragraph (b) above multiplied by the number of Purchased Securities. Upon completion of the sale of the Purchased Securities, the Purchaser shall furnish to the Company a statement setting forth the aggregate proceeds received on the sale thereof and the applicable selling concessions, transfer taxes and other expenses of sale. For purposes of the foregoing determination, any Purchased Securities not sold by or for the account of the Purchaser prior to the close of business on the tenth day after the Redemption Date shall be deemed to have been sold on such tenth day for an amount equal to the last reported sale price of the Common Stock on such day. Nothing contained herein shall limit the right of the Purchaser, in its discretion, to determine the price or prices at which, or the time or times when, any Securities shall be sold, whether or not prior to the Redemption Date and whether or not for long or short account.

                     (d) Delivery of and payment for the Purchased Securities shall be made at 10:00 A.M., New York City time, on July 2, 1998, which date and time may be postponed by agreement between the Purchaser and the Company (such date and time of delivery and payment for the Purchased Securities being herein called the "Closing Date"). Delivery of the Purchased Securities shall be made to the Purchaser against payment by the Purchaser of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Purchased Securities shall be made through the facilities of The Depository Trust Company unless the Purchaser shall otherwise instruct. The closing of the purchase and sale of the Purchased Securities shall be made at the office of Fulbright & Jaworski L.L.P., New York, New York.

                  3. Compensation. As compensation for the commitment of the Purchaser hereunder, the Company will pay to the Purchaser an amount equal to the sum of (a) $1,828,213 plus (b) an additional $1.36 per share for each Purchased Security and Compensible Conversion Security, but no amount shall be payable pursuant to this clause (b) unless the number of Purchased Securities and Compensible Conversion Securities in the aggregate exceeds 178,988 shares (the "Take-up Threshold") and then only with respect to that number of Purchased Securities and Compensible Conversion Securities that in the aggregate exceed the Take-up Threshold. "Compensible Conversion Security" means any Conversion Security that is acquired by the Purchaser or that the Purchaser obtained the right to acquire on a date when the last reported sale price of the Common Stock on the New York Stock Exchange was less than or equal to $34.05.

                  Such compensation shall be paid to the Purchaser by wire transfer payable in same-day funds to an account specified by the Purchaser, on
(A) if the Purchaser is required to purchase any Purchased Securities, the Closing Date, or (B) otherwise, as soon as practicable after the Redemption Date (but in no event later than two Business Days thereafter).

                  4. Additional Purchases. The Purchaser may purchase Debentures, in the open market or otherwise, in such amounts and at such prices as the Purchaser may deem advisable. All Debentures so purchased will be converted by the Purchaser into Common Stock in accordance with Section 2(a) hereof. The Common Stock acquired by the Purchaser upon conversion of any Debentures acquired pursuant to this Section 4 may be sold at any time or from time to time by the Purchaser. It is understood that, for the purpose of stabilizing the price of the Common Stock or otherwise, the Purchaser may make purchases and sales of Common Stock, in the open market or otherwise, for long or short account, on such terms as it may deem advisable and it may overallot in arranging sales.

                  5. Agreements. The Company agrees with the Purchaser that:

                     (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object in writing; provided, however, that the preceding clause shall not apply to the filing of any document required to be filed by the Company under the Exchange Act that upon filing is deemed to be incorporated by reference in the Registration Statement, except that the Company shall furnish you a copy of any such document a reasonable time prior to filing. Subject to the foregoing sentence, if filing of the Prospectus is required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Purchaser of such timely filing. The Company will promptly advise the Purchaser (1) when the Registration Statement (and any amendment thereto), if not effective at the Execution Time, shall have become effective, (2) when the
         Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement or for any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                     (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Purchaser of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                     (c) As soon as practicable, the Company will make generally available to its security holders an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                     (d) The Company will furnish to each of the Purchaser and counsel for the Purchaser, without charge, copies of manually executed signature pages to the Registration Statement, it being understood that the originals of such pages will be retained in the Company's files as required by the rules of the Commission, and copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by the Purchaser or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Purchaser may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the transactions contemplated hereby. The Company will pay all transfer taxes as may be imposed on the Purchaser in connection with its purchase of Purchased Securities pursuant hereto.

                     (e) The Company will use its best efforts to qualify the Securities for sale under the laws of such jurisdictions as the Purchaser may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to execute a general consent to service of process in any state or to otherwise subject itself to taxation (other than stock transfer taxes) in connection with any such qualification.

                     (f) The Company will mail or cause to be mailed not later than the Business Day following the date of execution hereof the Notice of Redemption by first class mail to the registered holders of the Debentures as of the close of business on the date of execution hereof, which mailing will conform to the requirements of the Indenture. The Company will not withdraw or revoke the Notice of Redemption or attempt to do so.

                     (g) The Company will advise the Purchaser daily of the amount of Debentures surrendered in the previous day for redemption or for conversion.

                     (h) The Company will not take any action the effect of which would be to require an adjustment in the conversion price of the Debentures.

                     (i) The Company will not, prior to the Redemption Date and, if the aggregate number of the Securities exceeds 450,000 shares, for an additional period of 90 days following the Redemption Date (the "Lock-up Period"), without the prior written consent of Smith Barney Inc., offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company) directly or indirectly, or announce the offering of, any other shares of Common Stock (other than the Securities) or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock, except for (i) grants of options to employees of and consultants to the Company pursuant to the Company's option plans and stock purchase plans, (ii) issuances of shares of Common Stock upon exercise of outstanding options and warrants, (iii) issuances of Common Stock (or any securities convertible into or exercisable or exchangeable for Common Stock) in connection with the acquisition of any related business or geriatric care facility (including a leasehold interest therein or a management agreement therefor), (iv) issuances of securities pursuant to the Company's Rights Plan (as defined in the Registration Statement) and (v) issuances of shares of Common Stock upon conversion of the Debentures; provided, however, that in the case of any securities issued pursuant to the foregoing clause (iii), such securities and the underlying Common Stock shall, until expiration of the Lock-up Period, not be registered under the Act unless registration under the Act within the Lock-up Period is required pursuant to the terms of any written agreement to which the Company is a party and which written agreement was in existence prior to the date of this Agreement

                           (j) The Company will apply the net proceeds from the sale of Securities substantially in accordance with the description set forth in the Prospectus.

                           (k) The Company will have the Securities listed, subject to notice of issuance, on the New York Stock Exchange on or before the Closing Date.

                  6. Conditions to the Obligations of the Purchaser. The obligations of the Purchaser to convert Debentures and to purchase any Purchased Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, each Effective Date occurring after the Execution Time, the Redemption Date and, as to the purchase of the Purchased Securities, the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                           (a) If the  Registration  Statement  has  not  become
         effective prior to the Execution Time, unless the Purchaser agrees in writing to a later time, the Registration Statement shall have become effective not later than 6:00 P.M., New York City time, on the date of execution hereof; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                           (b) On the date of this Agreement (after the Effective Time and prior to the mailing of the Notice of Redemption) and on the Closing Date, the Company shall have furnished to the Purchaser the opinion of Fulbright & Jaworski L.L.P., counsel for the Company, dated the date of this Agreement and the Closing Date, respectively, to the effect that:

                           (i) The Company is a  corporation  duly  incorporated
                  and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto);

                           (ii)  Each  Significant  Subsidiary  (as  defined  in
                  Section 1.02(w) of Regulation S-X promulgated under the Act) is a corporation validly existing and in good standing under the laws of the jurisdiction of its organization, with full corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto); and all the outstanding shares of capital stock of each of the Significant Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and to the knowledge of such counsel, are wholly owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any security interest, lien, adverse claim, equity or other encumbrance, except as described in the Prospectus and except for the shares of capital stock of certain Significant Subsidiaries pledged to Citibank as agent in connection with the Credit Agreement and/or to Meditrust;

                           (iii) The authorized  capital stock of the Company is
                  as set forth under the caption "Capitalization" in the Prospectus; and the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock";

                           (iv) The Company has corporate power and authority to
                  enter into this Agreement, and this Agreement has been duly authorized, executed and delivered by the Company;

                           (v) The Debentures have been duly and validly authorized by the Company and constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                           (vi) Assuming the mailing of the Notice of Redemption
                  in accordance with Section 1(c) hereof, all the Debentures will have been duly called for redemption by the close of business on the Business Day following the date of execution hereof and the right to convert the Debentures into shares of Common Stock will expire at 5:00 P.M., New York City time, on June 29, 1998; the shares of Common Stock issuable upon conversion of the Debentures have been duly and validly authorized and, when issued and delivered upon conversion of any Debentures pursuant to this Agreement, will be fully paid and nonassessable; the Purchased Securities have been duly and validly authorized and, when issued and delivered to and paid for by the Purchaser pursuant to this Agreement, will be fully paid and nonassessable; the Conversion Securities (and, for the opinion to be delivered on the Closing Date only, the Purchased Securities) are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the New York Stock Exchange; the certificates for the Securities conform in all material respects to the requirements of the Delaware General Corporation Law (the "DGCL"); and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive rights under the Company's Certificate of Incorporation or the DGCL or, to the knowledge of such counsel, other rights to subscribe for the Securities or the shares of Common Stock issuable upon conversion of the Debentures;

                           (vii)  None  of  the  call  of  the   Debentures  for
                  redemption, the conversion or redemption thereof, the issue and sale of the Securities or the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated herein constitutes or will constitute a breach or violation of, or a default under, in any material respect, the certificate or articles of incorporation or bylaws or other organizational documents of the Company or any of the Significant Subsidiaries or any material agreement, indenture, lease or other instrument to which the Company or any of the Significant Subsidiaries is a party or by which any of them or any of their respective properties is bound that is an exhibit to the

                  Registration Statement or any document incorporated by reference therein or is otherwise known to such counsel, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Significant Subsidiaries pursuant to the terms of any material agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject that is an exhibit to the Registration Statement or any document incorporated by reference therein or is otherwise known to such counsel, nor will any such action result in any violation (assuming compliance with all applicable state securities and Blue Sky laws), in any material respect of any existing law, or any regulation, ruling, judgment, injunction, order or decree known to such counsel to be applicable to the Company or the Significant Subsidiaries or any of their respective properties;

                           (viii) No consent,  approval,  authorization or other
                  order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company (except as have been obtained under the Act, the listing of the Purchased Securities on the New York Stock Exchange or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Securities, as to which such counsel need not express an opinion) for the redemption by the Company of the Debentures and the valid issuance and sale of the Securities to you as contemplated by this Agreement;

                           (ix) Such  counsel  has been  advised by the staff of
                  the Commission that the Registration Statement and all post-effective amendments, if any, have become effective under the Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in accordance with Rule 424(b);

                           (x) The Registration Statement and the Prospectus and
                  any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need not express any opinion) appear on their face to comply as to form in all material respects with the requirements of the Act;

                           (xi) The documents  incorporated  by reference in the
                  Registration Statement (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need not express any opinion), at the time they were filed, appeared on their face to have complied as to form in all material respects with the requirements of the Exchange Act;

                           (xii) To the knowledge of such counsel, (A) there are
                  no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries, or to which the Company or any of the

                  Subsidiaries, or any of their property, are subject, which are not disclosed in the Prospectus and which, if adversely decided, are reasonably likely to cause a Material Adverse Effect or materially affect the consummation of the transactions contemplated hereby and (B) there are no material agreements, contracts, indentures, leases or other instruments of a character required to be described in the Registration Statement and the Prospectus (or any amendment or supplement thereto) or that are required to be filed as an exhibit to the Registration Statement or any document incorporated by reference therein that are not described or filed as required;

                           (xiii) The statements in the  Registration  Statement
                  and the Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information described therein;

                           (xiv) The Company is not and,  after giving effect to
                  the issue and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended;

                           (xv) To the  knowledge  of such  counsel,  except  as
                  disclosed in the Prospectus or as could not be reasonably expected to materially and adversely affect consummation of the transactions contemplated by this Agreement, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement;

                           (xvi) The statements in the Prospectus under the caption "Certain Federal Income Tax Considerations" and in the Notice of Redemption under the caption "Federal Income Tax
                  Considerations," in each case insofar as such statements constitute summaries of the legal matters referred to therein, fairly present the information called for with respect to such legal matters and fairly summarize the matters referred to therein; and

                           (xvii) Although such counsel has not undertaken, except as otherwise indicated in its opinion, to determine independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement and the Prospectus, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof, and has reviewed the documents incorporated by reference therein, and, relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company, nothing has come to the attention of such counsel that has caused such counsel to believe that the Registration Statement on the Effective Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus and information furnished by or on behalf of the Purchaser).

                  The opinion of such counsel shall be limited to the laws of the United States, the State of New York and the internal corporation law of the State of Delaware. In delivering their opinion pursuant to clause (ii) above and clause (vii) above with respect to organizational documents such counsel may rely on the opinion of Florida councel with respect to RoTech Medical Corporation, a Florida Corporation, provided, that (A) each such local counsel is acceptable to the Purchaser, (B) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Purchaser and is, in form and substance, reasonably satisfactory to it and its counsel, and (C) counsel shall state in their opinion that they have no reason to believe that such counsel and the Purchaser are not justified in relying thereon.

                           (c) On the date of this Agreement (after the Effective Time and prior to the mailing of the Notice of Redemption) and on the Closing Date, the Company shall have furnished to the Purchaser the opinion of Marshall A. Elkins, Esq., General Counsel of the Company, dated the date of this Agreement and the Closing Date, respectively, to the effect that:

                           (i) The Company is duly  registered  and qualified to
                  conduct its business and is in good standing as a foreign corporation in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing would not have a Material Adverse Effect;

                           (ii) All the  outstanding  shares of capital stock of
                  the Company have been duly authorized and validly issued, are fully paid and nonassessable;

                           (iii) Each Subsidiary is duly registered and qualified to conduct its business and is in good standing as a foreign corporation or limited partnership in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing would not have a Material Adverse Effect;

                           (iv) Neither the Company nor any of the  Subsidiaries
                  is in violation in any material respect of its respective certificate or articles of incorporation or bylaws, or other organizational documents, or to the best knowledge of such counsel after reasonable inquiry, is in default in any material respect in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except as disclosed in the Prospectus and except to the extent that any such violation or default would not have a Material Adverse Effect;

                           (v) Such  counsel  has no reason to believe  that the
                  Company and its Subsidiaries do not have all Permits (including, without limitation, such Permits as are necessary under such federal and state health care laws and under such HMO and similar licensure laws and such insurance laws and regulations as are applicable to the Company and its Subsidiaries) as are necessary to own, lease and operate its properties and conduct its business, except to the extent that the failure to have such Permits would not have a Material Adverse Effect; and to the best knowledge of such counsel after reasonable inquiry there are no proceedings pending or threatened against the Company or any of its Subsidiaries that may cause any such Permit that is material to the conduct of the business of the Company or any of its Subsidiaries to be revoked, withdrawn, cancelled, suspended or not renewed;

                           (vi) Such  counsel has no reason to believe  that (a)
                  the business practices of the Company or any of its Subsidiaries violate in any material respect any applicable provisions of federal or state law governing Medicare or any state Medicaid program, including without limitation, Sections 1320a-7a and 1320a-7b of Title 42 of the United States Code, or that any individual with an ownership or control interest, as defined in 42 U.S.C. ss.1320a-3(a)(3), in the Company or any of its Subsidiaries or who is an officer, director, or managing employee as defined in 42 U.S.C. ss.1320a-5(b), of the Company or any of its Subsidiaries is a person described in 42 U.S.C. ss.1320a-7(b)(8)(B), or that (b) the Company's or any Subsidiary's business practices violate in any material respect any applicable provisions of federal or state law regarding physician ownership of, or financial relationship with, or referral to entities providing health care related goods or services, or laws requiring disclosure of financial interests held by physicians in entities to which they may refer patients for the provision of health care related goods or services; and to the best knowledge of such counsel after reasonable inquiry, neither the Company nor any of its Subsidiaries is in violation of any other law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries, except to the extent that any such violation would not have a Material Adverse Effect; and

                           (vii) Although such counsel has not undertaken, except as otherwise indicated in such counsel's opinion, to determine independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement and the Prospectus, such counsel has participated in the preparation of the Registration Statement and the Prospectus and the documents incorporated by reference therein, and nothing has come to the attention of such counsel that has caused such counsel to believe that the Registration Statement, on the Effective Date or at the Execution Time, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus and information furnished by or on behalf of the Purchaser).

                           (d) On the date of this Agreement (after the Effective Time and prior to the mailing of the Notice of Redemption) and on the Closing Date, the Purchaser shall have received from Dewey Ballantine LLP, counsel for the Purchaser, such opinion or opinions, dated the date of this Agreement and the Closing Date, respectively, and addressed to the Purchaser, with respect to this Agreement, the Registration Statement, the Prospectus and such other related matters as the Purchaser may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (e) On the date of this Agreement (after the Effective Time and prior to the mailing of the Notice of Redemption), on each Effective Date occurring after the Execution Time and on the Closing Date, the Company shall have furnished to the Purchaser a certificate of the Company, signed by the Chief Executive Officer (or the Chief Operating Officer) and Chief Financial Officer of the Company (or such other officers as are acceptable to the Purchaser), dated the date of delivery, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and to the effect that:

                           (i) the representations and warranties of the Company
                  in this Agreement are true and correct in all material respects on and as of the date of such certificate as if made on the date of such certificate and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date of such certificate;

                           (ii) no stop order  suspending the  effectiveness  of
                  the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change or development involving a prospective material adverse change in the condition (financial or other), business, business prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                           (f) On the date of this Agreement (after the Effective Time and prior to the mailing of the Notice of Redemption), on each Effective Date occurring after the Execution Time on which financial information is included or incorporated in the Registration Statement or the Prospectus and on the Closing Date, each of KPMG Peat Marwick LLP, Deloitte & Touche LLP and Arthur Andersen LLP shall have furnished to the Purchaser a letter, dated respectively as of the Execution Time, each such Effective Date and as of the Closing Date, in form and substance satisfactory to the Purchaser, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference in the Registration Statement and Prospectus.

                  (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change in the capital stock, increase in long-term debt or any decreases in consolidated net current assets or stockholders' equity of the Company and its subsidiaries on a consolidated basis as compared with amounts shown in the most recent balance sheet incorporated by reference in the Prospectus or, for the period commencing on the date following the end of the most recent period for which a consolidated income statement of the Company is incorporated by reference in the Prospectus, any decreases, as compared with the corresponding period in the preceding year, in consolidated net revenues or in the total or per-share consolidated amounts of earnings before extraordinary items or of net earnings specified in the letters referred to in paragraph
         (f) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, business prospects, properties, net worth or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto), the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Purchaser, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                           (h) Subsequent to the Execution Time, there shall not
         have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                           (i) The Securities shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, and satisfactory evidence of such action shall have been provided to the Purchaser.

                           (j) At the Execution Time, the Company shall have furnished to the Purchaser a letter substantially in the form of Exhibit A hereto addressed to the Purchaser from each of the executive officers of the Company.

                           (k) On the date of this Agreement (after the Effective Time and prior to the mailing of the Notice of Redemption), on each Effective Date occurring after the Execution Time and on the Closing Date, the Purchaser shall have received a certificate signed by the Chief Accounting Officer of the Company substantially in the form heretofore approved by the Purchaser, respecting the Company's compliance with the financial covenants set forth in each of the Company's indentures, the Credit Agreement and certain other agreements of the Company.

                           (l) The Company shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions, letters and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and counsel for the Purchaser, this Agreement and all obligations of the Purchaser hereunder may be canceled at, or at any time prior to, the Closing Date by the Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 6 shall be delivered at the office of Fulbright & Jaworski L.L.P., counsel for the Company, at 666 Fifth Avenue, New York, New York, on the due date for delivery thereof.

                  7. Reimbursement of Purchaser's Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Purchaser set forth in Section 6 hereof is not satisfied other than by reason of a breach by the Purchaser, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Purchaser, the Company will reimburse the Purchaser on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Securities.

                  8.       Indemnification and Contribution.

                           (a) The Company agrees to indemnify and hold harmless
         the Purchaser, the directors, officers, employees and agents of the Purchaser and each person who controls the Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser specifically for inclusion therein; provided, further, that with respect to any untrue statement or omission of material fact made in any Preliminary Prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of the Purchaser to the extent that any such loss, claim, damage or liability occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Prospectus to the Purchaser, (x) delivery of the Prospectus was required by the Act to be made to the person asserting the loss, claim, damage or liability, (y) the untrue statement or omission of a material fact contained in the Preliminary Prospectus was corrected in the Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                           (b) The Purchaser agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Purchaser, but only to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or omission, or alleged untrue statement or omission or alleged omission made in the documents referred to in the foregoing indemnity in reliance upon and in conformity with written information relating to the Purchaser furnished to the Company by or on behalf of the Purchaser specifically for inclusion in the documents referred to in the foregoing indemnity, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Purchaser may otherwise have. The Company acknowledges that (i) the legend in block capital letters on the cover page related to stabilization and (ii) the third and last paragraphs under the heading "Standby Arrangements" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the Purchaser for inclusion in any Preliminary Prospectus or the Prospectus, and you confirm that such statements are correct in all material respects.

                           (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by its counsel that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood, however, that the Company shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of local counsel at any time for the Purchaser and all controlling persons, which firm shall be designated in writing by Smith Barney Inc. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. An indemnifying party shall not be liable under this Section 8 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld.

                           (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Purchaser agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and the Purchaser may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Purchaser on the other from the offering of the Securities; provided, however, that in no case shall the Purchaser be responsible for any amount in excess of the fees payable by the Company to the Purchaser pursuant to
         Section 3 hereof. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Purchaser shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Purchaser on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the sum of (i) the aggregate Redemption Price for the Debentures converted by the Purchaser pursuant to Section 2(a) hereof and (ii) the amount paid by the Purchaser to the Company pursuant to Section 2(b) hereof (less the total fees payable by the Company to the Purchaser pursuant to Section 3 hereof), and benefits received by the Purchaser shall be deemed to be equal to the total fees payable by the Company to the Purchaser pursuant to Section 3 hereof. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Purchaser on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Purchaser agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Promptly after receipt by a party entitled to contribution under this Section 8 of notice of the commencement of any action, such party will, if a claim for contribution in respect thereof is to be made against another party or parties under this paragraph (d), notify such party or parties in writing of the commencement thereof; but the failure so to notify such party or parties (i) will not relieve such party or parties from liability under this paragraph (d) unless and to the extent it or they did not otherwise learn of such action and such failure results in the forfeiture by such party or parties of substantial rights and defenses and (ii) will not, in any event, relieve such party or parties from any obligations to any party entitled to contribution other than the contribution obligation provided in this paragraph (d). Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls the Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of the Purchaser shall have the same rights to contribution as the Purchaser, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  9. Soliciting Conversions. The Purchaser may assist the Company in soliciting conversion of the Debentures by the holders thereof but shall not be entitled to compensation by the Company for any such assistance.

                  10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company at any time prior to the Closing Date, if at any time prior to such time
(i) trading in the Company's Common Stock or the Debentures shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Purchaser, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

                  11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Purchaser or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive the conversion of any Debentures and the delivery of and payment for any Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                  12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Purchaser, will be mailed, delivered or telefaxed to the Smith Barney Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Smith Barney Inc., at 388 Greenwich Street, 32nd Floor, New York, New York 10013, or, if sent to the Company, will be mailed, delivered or telefaxed to Integrated Health Services, Inc., 10065 Red Run Boulevard, Owings Mills, Maryland 21117 (fax no.: (410) 998-8700), attention of the General Counsel.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                  14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                  15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                  16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                  17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Commission"   shall   mean  the   Securities   and   Exchange
         Commission.

                  "Effective Date" shall mean each date and time that the Registration Statement and any post-effective amendment or amendments thereto became or become effective under the Act and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed under the Exchange Act.

                  "Effective   Time"  shall  mean  the  time  the   Registration
         Statement is initially declared effective by the Commission.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(a) above.

                  "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

                  "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended.

                  "Rule 415" and "Rule 424" refer to such rules under the Act.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the Purchaser.

                                                Very truly yours,

                                                Integrated Health Services, Inc.

                                                By:
                                                  ------------------------------
                                                Name:
                                                Title:

The  foregoing  Agreement is hereby
confirmed and accepted as of the
date first above written.

Smith Barney Inc.

By:
  ------------------------------
  Name:
  Title:

                                                                       EXHIBIT A

                        Integrated Health Services, Inc.
                      Standby Underwriting of Common Stock


                                            , 1998

Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  This letter is being delivered to you in connection with the proposed Standby Agreement (the "Standby Agreement") between Integrated Health Services, Inc., a Delaware corporation (the "Company"), and you (the "Purchaser"), relating to a call for redemption by the Company of all of its outstanding 6% Convertible Subordinated Debentures due 2003. Such Debentures are convertible into shares of the Common Stock, $.001 par value, of the Company ("Common Stock"), at any time prior to 5:00 P.M., New York City time, on the Redemption Date (as defined in the Standby Agreement).

                  In order to induce the Purchaser to enter into the Standby Agreement, the undersigned hereby agrees that, without the prior written consent of Smith Barney Inc. (which will not be unreasonably withheld), the undersigned will not, prior to or on the Redemption Date (and, if the aggregate number of the Securities (as defined in the Standby Agreement) exceeds 450,000 shares, for an additional period of 90 days following the Redemption Date), offer, sell, contract to sell, pledge or otherwise dispose of, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission which the Company has agreed not to file pursuant to the Standby Agreement in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, other than shares of Common Stock disposed of as bona fide gifts approved by Smith Barney Inc., which approval will not be unreasonably withheld.

                  If for any reason the Standby Agreement shall be terminated prior to the Closing Date (as defined in the Standby Agreement), the agreement set forth above shall likewise be terminated.

                                                     Yours very truly,

                                                     ---------------------------
                                                     [Name]